UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________

SCHEDULE 14A
_____________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_____________________________

Filed by the Registrant ☒             Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Apartment Income REIT Corp.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2024 (June 14, 2024)

APARTMENT INCOME REIT CORP.
APARTMENT INCOME REIT, L.P.
(Exact name of Registrant as Specified in Its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware(Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1700
Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 757-8101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, Apartment Income REIT Corp., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Apex Purchaser LLC, a Delaware limited liability company (“Buyer 1”), Aries Purchaser LLC, a Delaware limited liability company (“Buyer 2”), Astro Purchaser LLC, a Delaware limited liability company (“Buyer 3” and, together with Buyer 1 and Buyer 2, collectively, “Parent”), and Astro Merger Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Parent (“Merger Sub”) on April 7, 2024, pursuant to which, at the closing of the Merger, Merger Sub will merge with and into the Company (the “Merger”). The issued and outstanding equity interests of the Company’s operating partnership, Apartment Income REIT, L.P. (the “Operating Partnership”), including the Partnership Common Units, each class of Partnership Preferred Units, Partnership LTIP Units and Class I High Performance Partnership Units (each as defined in the Merger Agreement), will be unaffected by the Merger and will remain issued and outstanding and will continue to have the rights and privileges set forth in the Partnership LPA (as defined in the Merger Agreement).

The Company and the Operating Partnership previously filed a letter to the holders of the Partnership Common Units, the Partnership Preferred Units, the Partnership LTIP Units and the Class I High Performance Units (collectively, the “Unitholders”) on April 19, 2024.  In response to requests for additional information regarding the effect of the Merger on the Unitholders, the Company and the Partnership prepared a second letter to the Unitholders. A copy of this second letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including the information in the communication attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the communication attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the Merger, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the Merger on the anticipated terms and timing, or at all, including the Company’s ability to obtain the required stockholder approval, and the parties’ ability to satisfy the other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that are described in the definitive proxy statement that was filed on Schedule 14A on May 21, 2024 by the Company with the SEC (the “Definitive Proxy Statement”) and available from the sources indicated below.

These risks, as well as other risks associated with the Merger, are more fully discussed in the Definitive Proxy Statement filed by the Company with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger.  To the extent that you hold any shares of common stock of the Company, this communication is not a solicitation of proxies in respect of the Merger. In connection with the Merger, the Company filed the Definitive Proxy Statement on May 21, 2024 and certain other documents regarding the Merger with the SEC. The Definitive Proxy Statement has been mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.aircommunities.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4582 South Ulster Street, Suite 1700, Denver, Colorado 80237.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, are set forth in the Definitive Proxy Statement and other relevant materials filed with the SEC in connection with the Merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Letter to Unitholders of Apartment Income REIT, L.P., dated June 14, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INCOME REIT CORP.

Date:	June 14, 2024	By:	/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its General Partner
		By:	/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

Exhibit 99.1

June 14, 2024
To Unitholders of Apartment Income REIT, L.P.:

As previously disclosed, on April 7, 2024, Apartment Income REIT Corp., a Maryland corporation (“AIR” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Apex Purchaser LLC, a Delaware limited liability company (“Buyer 1”), Aries Purchaser LLC, a Delaware limited liability company (“Buyer 2”), Astro Purchaser LLC, a Delaware limited liability company (“Buyer 3” and, together with Buyer 1 and Buyer 2, collectively, the “Parent Entities”), and Astro Merger Sub, Inc., a Maryland corporation and a wholly owned subsidiary of the Parent Entities (“Merger Sub”). The Parent Entities and Merger Sub are affiliates of Blackstone Inc. (“Blackstone”). Upon the terms and subject to the conditions of the Merger Agreement, at the closing of the Merger (the “Closing”), Merger Sub will merge with and into the Company (the “Merger”). Upon completion of the Merger, the Company will survive as a wholly owned subsidiary of the Parent Entities (the “Surviving Corporation”) and the separate existence of Merger Sub will cease. The board of directors of the Company unanimously approved the Merger Agreement, the Merger and the other transactions contemplated thereby.

Capitalized terms used but not defined herein have the meaning ascribed to them in the Merger Agreement that was publicly filed by the Company with the Securities and Exchange Commission (the “SEC”) on Form 8-K on April 9, 2024.

Please see below for questions and answers regarding the Merger and the impact of the Merger on the Partnership and the Company.  We also encourage you to review the definitive proxy statement filed by the Company on Schedule 14A with the SEC on May 21, 2024 (the “proxy statement”), together with other filings relating to the Merger Agreement made by the Company with the SEC (including the letter previously published by the Partnership on April 19, 2024) as they contain additional information regarding the transaction.

1.   What happens to the Partnership’s units in the Merger?

Upon the Closing, the Partnership Common Units, each class of Partnership Preferred Units, Partnership LTIP Units and Class I High Performance Partnership Units will remain issued and outstanding.  The Partnership Units will continue to have the rights and privileges set forth in the Partnership LPA, which is being amended in connection with the Merger.  See Question 6 for a description of the amendment contemplated to be made to the Partnership LPA in connection with the transactions. The Partnership is not being merged and there is no action required on your part.

2.   What will be the nature of the AIR business going forward?

Once the Merger closes, AIR will be privately owned by the Parent Entities, which are affiliates of Blackstone. The Parent Entities plan to invest more than $400 million to maintain and improve the existing communities in AIR’s portfolio and may fund additional capital to fund further growth.  In the meantime, AIR’s day-to-day operations remain “business as usual.” We will continue operating as an independent company until the Closing, and the Parent Entities have informed us that they expect AIR’s day-to-day operations will continue to remain “business as usual” after the Closing. Immediately following the Closing, the Partnership’s existing general partner, AIR-GP, Inc. (the “General Partner”), will continue to be a wholly owned subsidiary of AIR, and will remain the general partner of the Partnership.

3.    How will the Merger affect the Partnership’s leverage?

The Parent Entities have informed us that in connection with financing the Merger, they expect the Partnership and/or certain of its subsidiaries to incur an aggregate of approximately $2.9 billion to $3.4 billion of debt financing, which would be provided substantially concurrently with the Closing (the “Closing Financing”). The Closing Financing includes approximately $2.65 billion of debt financing that was provided in a debt commitment letter the Parent Entities previously received. The Parent Entities also have informed us that they currently are pursuing up to an additional approximately $1.6 billion of debt financing, which may be incurred by the Partnership and/or certain of its subsidiaries during the third quarter of 2024 (the “Additional Financing” and, together with the Closing Financing, the “New Financing”).

The Parent Entities expect that the Partnership will have an aggregate of approximately $4.7 billion to $5.2 billion of outstanding indebtedness if the Closing Financing is incurred, which would increase AIR’s loan-to-value1 ratio from approximately 35% immediately prior to the Closing to approximately 47% to 52% immediately following the incurrence of the Closing Financing.

The Parent Entities expect that the Partnership will have an aggregate of approximately $5.3 billion to $6.8 billion of outstanding indebtedness if both the Closing Financing and the Additional Financing is incurred, which would increase AIR’s loan-to-value ratio from approximately 35% immediately prior to the Closing to approximately 53% to 68% immediately following the incurrence of the Additional Financing.

However, the actual amount of any Closing Financing or Additional Financing (and the resulting loan-to-value ratios) will depend on various factors in the financing markets at the time of the Closing and at the time of the incurrence of any Additional Financing, including interest rates at the applicable time.  Even if the Closing Financing is incurred, it is possible no Additional Financing is incurred or that any Additional Financing is incurred later than expected.

4.    How will I be affected by the Partnership’s incurrence of the Closing Financing or the Additional Financing?

The Parent Entities have informed us that they anticipate causing the Partnership to distribute, in accordance with the terms of the Partnership LPA and substantially concurrently with but effective after the Closing, the majority of the proceeds from the Closing Financing to the holders of the Partnership Common Units, including the Company, Class I High Performance Partnership Units and Partnership LTIP Units, to allow the Company to fund a portion of the Common Stock Merger Consideration using its share of such distribution, and that the amount of any such distribution could be approximately $6 to $10 per Partnership Common Unit.  Any such distribution would result in the holder of a Partnership Common Unit receiving cash and the value of such Partnership Common Unit being reduced accordingly.

The Parent Entities have also informed us that they anticipate causing the Partnership to distribute the majority of the proceeds from the Additional Financing, following the incurrence thereof and in accordance with the terms of the Partnership LPA, to the holders of the Partnership Common Units, including the Company, Class I High Performance Partnership Units and Partnership LTIP Units and that the amount of any such distribution could be up to approximately $10 per Partnership Common Unit.  Any such distribution would also result in the holder of a Partnership Common Unit receiving cash and the value of such Partnership Common Unit being reduced accordingly.

1 Financial and operating measures found in this letter include certain financial measures used by AIR management that are measures not defined under accounting principles generally accepted in the United States.  Loan-to-value means the ratio that loans and other amounts outstanding under financing obligations of the Partnership bear to the enterprise value of the Partnership implied by the transactions contemplated by the Merger Agreement.

However, as with the actual amount of such financings as described above, the actual amount of any distribution will depend on various factors in the financing markets at the time of the related financing, including interest rates, and no assurance can be provided that any distribution will occur or that it will occur within the expected timeframe.

5.    What are the tax consequences of the distribution of proceeds from the New Financing?

For U.S. federal income tax purposes, the distribution (if any) of cash proceeds from the Closing Financing and/or the Additional Financing to a Partnership unitholder is expected to be tax-deferred except to the extent the amount of such cash proceeds exceeds the Partnership unitholder’s adjusted tax basis of its interest in the Partnership (which basis will include such Partnership unitholder’s share of the Partnership’s liabilities, including the Closing Financing and/or the Additional Financing, as allocated for U.S. federal income tax purposes). A Partnership unitholder is expected to recognize gain to the extent the amount of such cash proceeds exceeds such adjusted tax basis; the character of any such gain will depend on the unitholder’s holding period in its Partnership interest and the assets of the Partnership at the time of the applicable distribution. The tax consequences of any such distribution to holders of Partnership Units will depend on the holder’s particular circumstances. Partnership unitholders are urged to consult their tax advisors concerning the U.S. federal, state, local, foreign or other tax consequences of the distributions in light of their particular circumstances.

6.    Following the Closing, what will happen to my right to redeem Partnership Units?

The Merger Agreement does not change your redemption rights prior to the Closing – you can redeem your units in the Partnership in accordance with the terms of the Partnership LPA for cash or shares of the Company’s Class A Common Stock as described in more detail in the Partnership LPA. Upon the Closing, AIR will be a private company and the Company’s Class A Common Stock will no longer be listed on the NYSE.

In light of the foregoing, at or prior to the consummation of the Merger, the Partnership LPA will be amended by the General Partner in substantially the form attached to the Merger Agreement (the “LPA Amendment”), which was publicly filed by the Company with the SEC on Form 8-K on April 9, 2024, to provide as follows:

(i)
Pursuant to the LPA Amendment, following the Closing, the Partnership will pay only cash to those holders of units in the Partnership who elect to redeem their units in accordance with the terms of the Partnership LPA (and will not exercise its right to pay for such redeemed units in the Partnership in shares of the Company’s Class A Common Stock).

(ii)
Pursuant to the existing Partnership LPA, each Partnership Common Unit is redeemable for a cash amount equal to the Value of a REIT Share.  In connection with redemptions of Partnership units on the date of Closing or within ten (10) days thereafter, LPA Amendment provides that the “Value of a REIT Share” will equal the Common Stock Merger Consideration minus the aggregate amount of all distributions per Partnership Common Unit declared or paid to the holders of Partnership Common Units during the period commencing on the date of Closing and ending on the date a notice of redemption is received.

(iii)
In connection with redemptions of Partnership units after the tenth (10th) day following the date of Closing, the “Value of a REIT Share” will be determined by the General Partner (which will be an affiliate of, and controlled by, Blackstone at such time) in good faith on the basis of such information as it considers, in its reasonable judgment, appropriate.

After the Closing, the General Partner will adopt a valuation policy regarding the determination of the “Value of a REIT Share” following such initial ten-day period.  The policy will set out the methodology to be utilized in calculating the net asset value of the Partnership’s common units, leveraging Blackstone’s significant experience in valuing its $1 trillion of assets under management.  The policy will contemplate the determination and disclosure of net asset value on a quarterly basis.  Through the quarter ending September 30, 2024, the net asset value will be deemed to equal $39.12 per common unit (which is the Common Stock Merger Consideration) minus the amount of all distributions per common unit paid or declared, subject to adjustment for material changes as will be described in the policy.  The Partnership expects to describe such valuation policy on a Form 8-K filed with the SEC on or prior to the Closing Date and to also describe the as-adopted policy on a Form 8-K filed with the SEC after the Closing.

7.    Will Blackstone charge the Partnership a management fee following the Closing?

No.  The Parent Entities have informed us that they do not intend to charge the Partnership any management or similar fee following the Closing.

8.   How will the Merger affect the Partnership’s public disclosure requirements?

The Partnership is currently required to file annual, quarterly and other periodic reports with the SEC under Section 12(g) of the Exchange Act as a result of the number of holders of Partnership Common Units.  The Partnership will not be eligible to cease its public reporting unless it has fewer than 300 holders of its Partnership Common Units.  As of February 12, 2024 there were 1,863 holders of record of Partnership Common Units and, as a result, the Partnership expects to continue being required to file periodic reports with the SEC following the Closing.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the Merger, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) our ability to complete the Merger on the anticipated terms and timing, or at all, including our ability to obtain the required stockholder approval, and our ability to satisfy the other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the sections entitled “Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that set forth under the section entitled “Cautionary Statement Regarding Forward-Looking Statements” in the proxy statement.

These risks, as well as other risks associated with the Merger, are more fully discussed in the proxy statement that has been filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It
This communication is being made in connection with the Merger.  To the extent that you hold any shares of common stock of the Company, this communication is not a solicitation of proxies in respect of the Merger. In connection with the Merger, the Company has filed a definitive proxy statement on May 21, 2024 and certain other documents regarding the Merger with the SEC. The definitive proxy statement has been mailed to the Company’s stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Company stockholders may obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.aircommunities.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4582 South Ulster Street, Suite 1700, Denver, Colorado 80237.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.